                                                                  EXHIBIT 99.97
                    OFFICE OF THE UNITED STATES TRUSTEE


IN RE:                              )     DEBTOR IN POSSESSION OPERATING REPORT
                                    )
     BUSINESS INSURANCE GROUP       ) REPORT NUMBER 14             Page 1 of 3
                                    )           FOR THE PERIOD FROM: 01-May-01
                         DEBTOR     )                            TO: 31-May-01
                                    )
CHAPTER 11 CASE NO. SV00-14101-GM   )

1.  PROFIT AND LOSS STATEMENT                   PLEASE SEE ATTACHED SCHEDULE A
A.  Related to Business Operations:
      Gross Sales                        ___________
      Less Sales Returns and Discounts   ___________
        Net Sales                                     ___________
      Less: Cost of Goods Sold
        Beginning Inventory at Cost      ___________
        Add: Purchases                   ___________
        Less: Ending Inventory at Cost   ___________
          Cost of Goods Sold                          ___________
      Gross Profit                                                 ___________

      Other Operating Revenue (Specify)                            ___________

Less: Operating Expenses
      Officer Compensation               ___________
      Salaries & Wages-Other Employees   ___________
        Total Salaries & Wages                        ___________
        Employee Benefits                             ___________
      Payroll Taxes                      ___________
      Real Estate Taxes                  ___________
      Federal and State Income Taxes     ___________
         Total Taxes                                  ___________
      Rent and Lease Exp. (Real and
        Personal Property)               ___________
      Interest Expense (Mortgage,
        Loan, etc.)                      ___________
      Insurance                          ___________
      Automobile Expense                 ___________
      Utilities (Gas, Electric, Water,
        Telephone, etc.)                 ___________
      Depreciation and Amortization      ___________
      Repairs and Maintenance            ___________
      Advertising                        ___________
      Supplies, Office Expenses,
        Photocopies, etc.                ___________
      Bad Debts                          ___________
      Miscellaneous Operating Expenses
        (Specify)                        ___________
        Total Operating Expenses                      ___________

      Net Gain/(Loss) from Business
        Operations                                                 ___________

B.  Not Related to Business Operations                             ___________
      Income:
        Interest Income                               ___________
        Other Non-Operating Revenues
          (Specify)                                   ___________
        Gross Proceeds on Sale of Assets ___________
        Less: Original Cost of Assets
          plus Expenses of Sale          ___________
          Net Gain/(Loss) on Sale of
            Assets                                    ___________
          Total Non-Operating Income                               ___________
      Expenses Not Related to Business
        Operations:
        Legal and Professional Fees                   ___________
        Other Non-Operating Revenues
          (Specify)                                   ___________
          Total Non-Operating Expenses                             ___________

      NET INCOME/(LOSS) FOR PERIOD                                 ===========


Revised April 1989               OPERATING REPORT                        UST-4

                 DEBTOR IN POSSESSION OPERATING REPORT NO. 14


                                                                    Page 2 of 3


2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):


                                       Accounts Payable    Accounts Receivable
                                       ----------------    -------------------
Current      Under 30 days                           $0                     $0
Overdue      31-60 days                              $0                     $0
Overdue      61-90 days                   PLEASE SEE ATTACHED SCHEDULE 8
Overdue      91-120 days                             $0                     $0
Overdue      121 + days                              $0                     $0
Total                                                $0                     $0


3. Statement of Status of Payments to Secured Creditors and Lessors:

                                                                    Post-Petition
                 Frequency of                                     Payments Not Made
                 Payments per     Amount of                       -----------------
Creditor/Lessor  Lease/Contract  Each Payment  Next Payment Due   Number     Amount
---------------  --------------  ------------  ----------------   ------     ------
              SEE ATTACHED SCHEDULE C



4. Tax Liability:

                Gross Payroll Expense For Period                $0
                Gross Sales for Period Subject to Sales Tax     $0

                                                                            Post Petition Taxes
                                             Date Paid       Amount Paid*        Still Owing
                                        -----------------    ------------   -------------------
Federal Payroll and Withholding Taxes           N/A                $0           N/A
State Payroll and Withholding Taxes             N/A                $0           N/A
State Sales and Use Tax                         N/A                $0           N/A
Real Property Taxes                             N/A                $0           N/A

                   * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.


5. Insurance Coverage


                                        Carrier/            Amount of        Policy    Premium Paid
                                         Agent               Coverage       Exp. Date    Thru Date
                                ----------------------      ---------       ---------  -------------

Worker's Compensation             SEE SCHEDULE D
Liability                         SEE SCHEDULE E
Fire and Extended Coverage        SEE SCHEDULE E
Property                          SEE SCHEDULE E
Theft                             SEE SCHEDULE E
Life (Beneficiary:__________)     SEE SCHEDULE E
Vehicle                           SEE SCHEDULE E
Other                             SEE SCHEDULE E


                 DEBTOR IN POSSESSION OPERATING REPORT NO. 14


                                                                    Page 3 of 3

6. Questions:

   A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

       -----:  Yes  Explain:
                            --------------------------------------------
         X  :  No
       -----

  B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

       -----:  Yes  Explain:
                            --------------------------------------------
         X  :  No
       -----

7.  Statement of Unpaid Professional Fees (Post-Petition Only):


                                                     Type         Post-Petition
                      Name of Professional        Professional    Unpaid Total
                      --------------------        ------------    -------------

                      SEE SCHEDULE F


8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:




9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)


                    Quarterly
  Quarterly       Disbursements   Quarterly                                             Quarterly
Period Ending      for Quarter       Fee       Date Paid   Amount Paid   Check No.   Fee Still Owing
-------------      -----------    ---------    ---------   -----------   ---------   ---------------






I, Alex Corbett - Chief Financial Officer, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:   7/16/01                 Signed:   /s/ ALEX CORBETT
      -----------------------           -----------------------------------

SCHEDULE A
                                 SNIG, BIG, SNIA and SNIS
                                  SCHEDULE OF OPERATIONS
                            ONE MONTH ENDED MAY 31, 2001
                            (BANKRUPTCY FILED APRIL 26, 2000)
                                      (UNAUDITED)


(In thousands)                                                                                                       CONSOLIDATED
                                                 SNIG         BIG         SNIA           SNIS         ELIMINATION        TOTAL
                                             -----------  -----------  -----------    -----------    -------------  --------------
Revenues:

Commission income                            $       --   $        --  $        --    $       221    $         --    $         221

Net investment income                                 6           (8)            2             63              --               63
                                             -----------  -----------  -----------    -----------    -------------  --------------
   TOTAL REVENUES                                     6           (8)            2            284              --              284
                                             -----------  -----------  -----------    -----------    -------------  --------------

Expenses:

Interest expense                                    867           --           --              --              --              867

Bad debt expense                                     --           --           -- (A)         221 (A)          --              221

General and administrative
 Other                                               (9)         (38)         136             666              --              755
                                             -----------  -----------  -----------    -----------    -------------  --------------
 TOTAL EXPENSES                                     858          (38)         136             887              --            1,843
                                             -----------  -----------  -----------    -----------    -------------  --------------

 INCOME (LOSS) BEFORE INCOME TAXES AND PREFERRED
  SECURITIES DIVIDENDS AND ACCRETION               (852)          30         (134)           (603)             --           (1,559)

Income tax (benefit) expense                         --           --           --              --              --               --
                                             -----------  -----------  -----------    -----------    -------------  --------------

 INCOME (LOSS) BEFORE PREFERRED SECURITIES        (852)           30         (134)           (603)             --           (1,559)
  DIVIDENDS AND ACCRETION

Preferred securities dividends and accretion    (1,093)           --           --              --              --           (1,093)

Expenses not related to business operations:
  Legal and Professional Fees                      (11)           --           --              --              --              (11)
  Other non-operating expenses                      --            (1)          --              --              --               (1)
                                             -----------  -----------  -----------    -----------    -------------  --------------
                                                (1,956)           29         (134)           (603)             --           (2,664)

Equity in net income (loss) from subsidiaries     (701)         (730)          --              --            1,438               7
                                             -----------  -----------  -----------    -----------    -------------  --------------
 NET (LOSS) INCOME                           $  (2,657)   $     (701)  $     (134)    $      (603)   $       1,438   $     (2,657)
                                             ===========  ===========  ===========    ===========    =============  ==============



(A) Amount reflects a recording of an allowance for bad debt on collection of commissions receivable.
     Debtor continues to assert rights of offset and other methods to effectuate collection.


                                                                     SCHEDULE B

SUPERIOR NATIONAL INSURANCE GROUP, INC. IN BANKRUPTCY
AGING OF ACCOUNTS PAYABLE AND RECEIVABLE
AS OF MAY 31, 2001


SUPERIOR NATIONAL INSURANCE GROUP

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                           369,685                   -                    -                448,131
Overdue  31 - 60 days                                -                     -                    -                309,736
Overdue  61 - 90 days                             46,885                   -                    -                292,129
Overdue  91 - 120 days                           370,102                15,000                  -                530,875
Overdue  121 + days                              768,895               129,553            5,237,080            1,006,104 (D)
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $      1,855,567   $           144,553 (A) $      5,237,080  $         2,586,975
                                        ----------------   -------------------     ----------------  -------------------


BUSINESS INSURANCE GROUP

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                               -                     -                    -                    -
Overdue  31 - 60 days                                -                     -                    -                    -
Overdue  61 - 90 days                                -                     -                    -                    -
Overdue  91 - 120 days                               -                     -                 11,000                  -
Overdue  121 + days                                  -                 601,265               11,000           20,200,934 (D)
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $            -     $           601,265     $         22,000  $        20,200,934
                                        ----------------   -------------------     ----------------  -------------------


SUPERIOR NATIONAL INSURANCE SERVICES

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                           167,287               163,621              365,043                  885
Overdue  31 - 60 days                             12,015                52,553              253,062                  885
Overdue  61 - 90 days                              5,206                23,810              241,850                  885
Overdue  91 - 120 days                            10,839                56,312              335,142               12,081
Overdue  121 + days                              923,646            12,015,078                   (0)             723,636
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $      1,118,992   $        12,311,374 (B) $      1,195,097  $           738,373
                                        ----------------   -------------------     ----------------  -------------------


SUPERIOR NATIONAL INSURANCE GROUP
 ADMINISTRATORS

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                            66,054                   -                 83,974                  -
Overdue  31 - 60 days                                -                     -                 57,560                  -
Overdue  61 - 90 days                                -                     -                 51,164                  -
Overdue  91 - 120 days                               -                     -                 36,026                  -
Overdue  121 + days                               89,789             6,385,900            1,390,677               98,383
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $        155,843   $         6,385,900 (C) $      1,780,188  $            98,383
                                        ----------------   -------------------     ----------------  -------------------


CONSOLIDATED

                                              NON-INTERCOMPANY ACCOUNTS                    INTERCOMPANY ACCOUNTS
                                        --------------------------------------     -------------------------------------
                                        ACCOUNTS PAYABLE   ACCOUNTS RECEIVABLE     ACCOUNTS PAYABLE  ACCOUNTS RECEIVABLE
                                        ----------------   -------------------     ----------------  -------------------
Current  Under 30 days                           603,026               163,621              449,017              449,017
Overdue  31 - 60 days                             12,015                52,553              310,622              310,621
Overdue  61 - 90 days                             52,091                23,810              293,014              293,014
Overdue  91 - 120 days                           680,941                71,312              542,956              542,956
Overdue  121 + days                            1,782,329            19,131,796            6,638,757           22,029,007
                                        ----------------   -------------------     ----------------  -------------------
Total                                   $      3,130,402   $        19,443,092     $      8,234,365  $        23,624,665
                                        ----------------   -------------------     ----------------  -------------------


(A) Amounts in accounts payable do not include interest due and accrued on bank loan and Trust Preferred Securities.

(B) Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of commissions receivable, in which the Debtor continues to assert rights of offset and other methods to effectuate collection.

(C) Amounts shown in accounts receivable do not include recorded amounts on allowance for bad debt on collection of claims administration fee, in which the Debtor continues to assert rights of offset and other methods to effectuate collection.

(D) Amounts include a payment of $5.4 million pursuant to an Order Authorizing Release of Escrowed Funds to the Bank Group Pursuant to Stipulation dated November 9, 2000. The $5.4 million was paid from BIG for interest expense accrued on SNIG.

(E) Accounts payable balance over 121 days includes adjustment to correct classification error in prior period.

SCHEDULE C
MAY 31, 2001

SNIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Post-Petition
                                           Frequency of                                                    Payments Not Made
                                           Payments per    Amount of                                ------------------------------
                Creditor/Lessor           Lease/Contract  Each Payment     Next Payment Due             Number            Amount
----------------------------------------------------------------------------------------------------------------------------------
Dell Financial Services                    Monthly       $  8,931.85        12/20/2000              See Note A
IKON Office Solutions, Inc. / IOS Capital  Monthly       $  1,395.65    11/23/00, 11/15/00          See Note A
Pitney Bowes Credit Corp.                  Monthly       $  4,810.67  12/10/00, 12/20/00, 12/1/00   See Note A
Pitney Bowes Credit Corp.                 Quarterly      $  7,394.15    12/10/00, 11/10/00          See Note A
Stringer business Systems Inc.             Monthly       $  2,163.51*        12/1/2000               See Note A
                                                                      12/24/00, 12/6/00, 12/11/00,
Toshiba American Information Sys.          Monthly       $  8,170.39     12/1/00, 12/18/00          See Note A
---------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

* MONTHLY PAYMENT IS BASED ON NUMBER OF COPIES MADE FOR THE PREVIOUS MONTH, THEREFORE PAYMENT VARIES EACH MONTH.

NOTE A:  THESE LEASES WERE WITHDRAWN FROM THE MOTION FILED ON JANUARY 19,
         2001 BASED UPON THE REPRESENTATION THAT THE CLO WILL REMAIN CURRENT
         ON ALL MONETARY OBLIGATIONS UNDER THE LEASES UNTIL THE DEBTORS RECEIVE INSTRUCTION FROM THE CLO ON THE ASSUMPTION OR REJECTION OF THESE LEASES BY JULY 11, 2001.


BIG

3. Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Post-Petition
                                           Frequency of                                                    Payments Not Made
                                           Payments per    Amount of                                ------------------------------
                Creditor/Lessor           Lease/Contract  Each Payment     Next Payment Due             Number            Amount
----------------------------------------------------------------------------------------------------------------------------------
Dell Financial Services                     Monthly       $ 52,321.29        12/15/2000              See Note A
----------------------------------------------------------------------------------------------------------------------------------

Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

NOTE A: THIS LEASE WAS WITHDRAWN FROM THE MOTION FILED ON JANUARY 19, 2001 BASED UPON THE REPRESENTATION THAT THE CLO WILL REMAIN CURRENT ON ALL MONETARY OBLIGATIONS UNDER THE LEASE UNTIL THE DEBTORS RECEIVE INSTRUCTION FROM THE CLO ON THE ASSUMPTION OR REJECTION OF THIS LEASE BY JULY 11, 2001.


SNIA

3. Statements of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Post-Petition
                                           Frequency of                                                    Payments Not Made
                                           Payments per    Amount of                                ------------------------------
                Creditor/Lessor           Lease/Contract  Each Payment     Next Payment Due             Number            Amount
----------------------------------------------------------------------------------------------------------------------------------

NONE
----------------------------------------------------------------------------------------------------------------------------------


Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

SNIS

3. Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Post-Petition
                                           Frequency of                                                    Payments Not Made
                                           Payments per    Amount of                                ------------------------------
                Creditor/Lessor           Lease/Contract  Each Payment     Next Payment Due             Number            Amount
----------------------------------------------------------------------------------------------------------------------------------

NONE
----------------------------------------------------------------------------------------------------------------------------------


Amounts above do not include bank loan in default, which are partially secured by stock of Superior National Insurance Group, Inc. and its subsidiaries.

                                                             SCHEDULE D

Superior National Insurance Group, Inc. in Bankruptcy
Debtor in Possession
Insurance Coverage
As of May 31, 2001

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Amount of         Policy       Premium Paid
 State                    Carrier                             Agent                  Coverage         Exp. Date       Thru Date
----------------------------------------------------------------------------------------------------------------------------------
Arizona        Liberty Mutual Group                    Di Buduo & De Fendis          Statutory        12-Jul-02       12-Jul-02
California     State Compensation Insurance Fund       Di Buduo & De Fendis          Statutory        01-Jun-02       01-Sep-01
Colorado       Pinnacol Assurance                      Di Buduo & De Fendis          Statutory        01-Jun-02       01-Jun-02
Illinois       Liberty Mutual Group                    Di Buduo & De Fendis          Statutory        12-Jul-02       12-Jul-02
Kansas         Travelers Insurance Company             Di Buduo & De Fendis          Statutory        11-Aug-01       11-Aug-01
Missouri       Travelers Property & Casualty           Di Buduo & De Fendis          Statutory        02-Jun-02       02-Jun-02
New Jersey     Granite State Insurance Company         Di Buduo & De Fendis          Statutory        02-Jun-02       02-Jun-02
New York       The State Insurance Fund (N.Y.)         Di Buduo & De Fendis          Statutory        01-Jan-01       01-Jan-01
Oklahoma       State Insurance Fund                    Di Buduo & De Fendis          Statutory        15-Nov-01       15-Nov-01
Pennsylvania   State Workmen's Insurance Fund          Di Buduo & De Fendis          Statutory        03-Jun-02       03-Jun-02
Texas          Texas W/C Insurance Fund                Di Buduo & De Fendis          Statutory        18-Jul-01       18-Jul-01
Virginia       Travelers Insurance Company             Di Buduo & De Fendis          Statutory        11-Aug-01       11-Aug-01
----------------------------------------------------------------------------------------------------------------------------------

Note 1: The policies for Florida, Indiana, Louisiana, New Mexico, New York, Oregon, Tennessee, Utah, and Wisconsin were all requested to be cancelled in December 2000.

Note 2: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

Note 3: A Virginia employee was added to the Kansas policy.

Note 4: The AZ, ILL policy was renewed and the AR & GA states were removed.

MAY 31, 2001                                                SCHEDULE E


                                                                                                     POLICY      PREMIUM PAID
COMPANY       AGENT               TYPE OF INSURANCE                      AMOUNT OF COVERAGE          EXP. DATE   THRU DATE
------------  ------------------  -------------------------------------  --------------------------  ----------  ------------
SNIG, BIG,    DiBudio & DeFendis  COMMERCIAL GENERAL LIABILITY PACKAGE
SNIS, & SNIA                        General Liability                    $1 million per occurrence   11/13/2001  11/13/2001
                                                                         $2 million aggregate
                                    Advertising injury                   excluded
                                    Employee Benefit Liability           $1 million per claim
                                                                         $1 million aggregate

SNIG, BIG,    DiBudio & DeFendis  AUTOMOBILE (NON-OWNED)
SNIS, & SNIA                        Liability                            $1 million                  11/13/2001  11/13/2001
                                    Physical Damage/Comp/Collision       $30,000
                                                                         $100 deductible comp/$250
                                                                         collision

SNIG, BIG,    Carpenter Moore     DIRECTORS & OFFICERS (RUN-OFF)
SNIS, & SNIA                        Reliance                             $5,000,000                  5/1/2003    5/1/2003
                                    Lloyd's of London                    $5,000,000 xs $5,000,000
                                    Gulf Insurance Company               $10,000,000 xs $10,000,000
                                    Executive Risk Indeminity            $10,000,000 xs $20,000,000
                                    Philadelphia Indemnity               $10,000,000 xs $30,000,000

SNIG, BIG,    DiBudio & DeFendis  EMPLOYER PRACTICE LIABILITY (RUN OFF)  $1 million per loss         12/10/2001  12/10/2001
SNIS, & SNIA                      EXTENDED REPORTING PERIOD              & in the aggregate

SNIG, BIG,    DiBudio & DeFendis  EMPLOYER PRACTICE LIABILITY            $1 million per loss         1/15/2002   1/15/2002
SNIS, & SNIA                                                             & in the aggregate

SNIG, BIG,    DiBudio & DeFendis  FIDUCIARY LIABILITY (RUN OFF)          $5 million per loss         12/10/2001  12/10/2001
SNIS, & SNIA                                                             & in the aggregate

SNIG, BIG,    DiBudio & DeFendis  COMMERCIAL UMBRELLA                    $10 million per occurrence  11/13/2001  11/13/2001
SNIS, & SNIA                        Evanston Insurance Company           $10 million aggregate

SNIG, BIG,    DiBudio & DeFendis  EXCESS LIABILITY                       $10 million per occurrence  11/13/2001  11/13/2001
SNIS, & SNIA                                                             $10 million aggregate

SNIG, BIG,    DiBudio & DeFendis  ACCIDENT POLICY (LIFE/TRAVEL)          $1 million to $3 million    1/15/2002   1/15/2002
SNIS, & SNIA                                AIG                          (depends on rank of
                                                                         officer)

SNIG, BIG,    Andreini & Co       ACCIDENT POLICY (LIFE/TRAVEL)          $500,000                    12/31/2001  12/31/2001
SNIS, & SNIA                                Hartford                     $1.5 million aggregate
                                                                         (all full-time employees)

BIG ONLY      DiBudio & DeFendis  PROFESSIONAL LIABILITY RUN OFF         $10 million per loss        12/10/2004  12/10/2004
                                  BIG COMPANIES ONLY/acts b/f 12-10-99   & in the aggregate
                                  *$500,000 deductible


SCHEDULE F
MAY 31, 2001

SNIG, BIG, SNIS, SNIA


----------------------------------------------------------------------------------------------------------------------
                                                                     Type                          Post-Petition
        Name of Professional                                     Professional                       Unpaid Total
----------------------------------------------------------------------------------------------------------------------
Paul, Weiss, Rifkind, Wharton & Garrison    Legal fees                                                $ 15,385 NOTE C & E
Latham & Watkins                            Counsel for Official Committee of Unsecured Creditors     $ 36,293 NOTE C & E
Steve Eldrige                               Tax consulting                                            $  8,202
Quinn Emanuel Urquhart Oliver & Hedges LLP  Special litigation counsel                                $166,477 NOTE C & E
Tharpe & Howell                             Legal fees                                                $    615
Mannat Phelps                               Legal fees                                                $ 29,606
KPMG Peat Marwick                           Audit & consulting fees                                   $ 49,572 NOTE D & E
Christopher Maisel                          Facilitator fees                                          $209,300 NOTE A
Riordan & McKinzie                          Corporate counsel                                         $     -  NOTE B
Pachulski, Stang, Ziehl, Young & Jones LLP  General bankruptcy counsel                                $ 54,901 NOTE C & F



NOTE A - Amount represents fees & expenses through February 28, 2001 and was approved for payment by the Bankruptcy Court on 5/16/01. Amount was subsequently paid on 6/28/01. Fees & expenses from 3/1/01 to 5/31/01 are unknown.

NOTE B - SNIG has a retainer with Riordan & McKinzie. Retainer balance as of
         5/31/01 is $755,777.

NOTE C - Amount includes 20% hold back on professional fees sanctioned by the Bankruptcy Court on May 16, 2001.

NOTE D - Amount includes 20% hold back on professional fees sanctioned by the Bankruptcy Court on May 17, 2001.

NOTE E - Amount represents unpaid balance as of March 31, 2001.

NOTE F - Amount represents unpaid balance as of February 28, 2001.